                                                                       EXHIBIT B


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS




M. Bernard Aidinoff                Sullivan & Cromwell
                                   125 Broad Street
                                   New York, New York 10004

Eli Broad                          SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Pei-yuan Chia                      298 Bedford - Banksville Road
                                   Bedford, New York 10506

Marshall A. Cohen                  Cassels, Brock & Blackwell
                                   40 King Street West
                                   20th Floor
                                   Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.             P.O. Box 218
                                   Alexander, New York 14005

Martin S. Feldstein                National Bureau of Economic
                                   Research, Inc.
                                   1050 Massachusetts Avenue
                                   Cambridge, Massachusetts 02138

Leslie L. Gonda                    International Lease Finance Corporation
                                   1999 Avenue of the Stars
                                   Los Angeles, California 90067

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

M. R. Greenberg                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Carla A. Hills                     Hills & Company
                                   1200 19th Street, N.W. - 5th Floor
                                   Washington, DC 20036

Frank J. Hoenemeyer                7 Harwood Drive
                                   Madison, New Jersey 07940

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Dean P. Phypers                    220 Rosebrook Road
                                   New Canaan, Connecticut 06840

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Thomas R. Tizzio                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

Edmund S.W. Tse                    American International Assurance
                                   Co., Ltd.
                                   1 Stubbs Road
                                   Hong Kong

Jay S. Wintrob                     SunAmerica Inc.
                                   1 SunAmerica Center
                                   Los Angeles, California 90067

Frank G. Wisner                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS



M.R. Greenberg                     Chairman & Chief Executive Officer
70 Pine Street
New York, New York  10270

Thomas R. Tizzio                   Senior Vice Chairman - General
70 Pine Street                     Insurance
New York, New York  10270

Edward E. Matthews                 Vice Chairman - Investments &
70 Pine Street                     Financial Services
New York, New York  10270

Edmund S.W. Tse                    Vice Chairman - Life Insurance
American International
Assurance Co., Ltd.
1 Stubbs Road
Hong Kong

Frank G. Wisner                    Vice Chairman - External Affairs
70 Pine Street
New York, New York  10270

Evan G. Greenberg                  President & Chief Operating Officer
70 Pine Street                     70 Pine Street
New York, New York  10270          New York, New York  10270

Edwin A.G. Manton                  Senior Advisor
70 Pine Street
New York, New York  10270

John J. Roberts                    Senior Advisor
70 Pine Street
New York, New York  10270

Ernest E. Stempel                  Senior Advisor
70 Pine Street
New York, New York  10270

Kristian P. Moor                   Executive Vice President - Domestic
70 Pine Street                     General Insurance
New York, New York  10270

R. Kendall Nottingham              Executive Vice President - Life
70 Pine Street                     Insurance
New York, New York 10270

Robert B. Sandler                  Executive Vice President - Senior
70 Pine Street                     Casualty Actuary & Senior Claims
New York, New York  10270          Officer

Howard I. Smith                    Executive Vice President, Chief
70 Pine Street                     Financial Officer & Comptroller
New York, New York  10270

Ernest T. Patrikis                 Special Advisor to the Chairman
70 Pine Street
New York, New York  10270

William N. Dooley                  Senior Vice President - Financial
70 Pine Street                     Services
New York, New York  10270

Lawrence W. English                Senior Vice President -
70 Pine Street                     Administration
New York, New York  10270

Axel I. Freudmann                  Senior Vice President - Human
72 Wall Street                     Resources
New York, New York  10270

Win J. Neuger                      Senior Vice President & Chief
70 Pine Street                     Investment Officer
New York, New York  10270

Martin J. Sullivan                 Senior Vice President - Foreign
70 Pine Street                     General Insurance
New York, New York  10270

Florence A. Davis                  Vice President & General Counsel
70 Pine Street
New York, New York  10270

Robert E. Lewis                    Vice President & Chief Credit
70 Pine Street                     Officer
New York, New York  10270

Charles M. Lucas                   Vice President & Director of Market
70 Pine Street                     Risk Management
New York, New York  10270

Frank Petralito II                 Vice President & Director of Taxes
70 Pine Street
New York, New York  10270

Kathleen E. Shannon                Vice President, Secretary &
70 Pine Street                     Associate General Counsel
New York, New York  10270

John T. Wooster, Jr.               Vice President - Communications
70 Pine Street
New York, New York  10270

Carol A. McFate                    Treasurer
70 Pine Street
New York, New York  10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont  05672

Evan G. Greenberg                  70 Pine Street
Director                           New York, New York 10270

M.R. Greenberg                     70 Pine Street
Director & Chairman of the         New York, New York  10270
Board

Joseph C.H. Johnson                American International Building
Director, President &              29 Richmond Road
Treasurer                          Pembroke HM08 Bermuda

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York  10270

Edward E. Matthews                 70 Pine Street
Director                           New York, New York  10270

L. Michael Murphy                  American International Building
Director, Vice President &         29 Richmond Road
Secretary                          Pembroke HM08 Bermuda

John J. Roberts                    70 Pine Street
Director                           New York, New York  10270

Robert M. Sandler                  70 Pine Street
Director                           New York, New York  10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York  10270

Thomas R. Tizzio                   70 Pine Street
Director                           New York, New York  10270

Edmund S.W. Tse                    1 Stubbs Road
Director                           Hong Kong

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS



M.R. Greenberg                     70 Pine Street
Director and Chairman              New York, New York 10270

T.C. Hsu                           70 Pine Street
Director and President             New York, New York 10270

Marion Breen                       70 Pine Street
Director and Vice                  New York, New York 10270
President

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Gladys Thomas                      70 Pine Street
Vice President                     New York, New York 10270

Ida Galler                         70 Pine Street
Secretary                          New York, New York 10270

                             C.V. STARR & CO., INC.

                              OFFICERS & DIRECTORS



Houghton Freeman                   1880 Mountain Road, #14
Director                           Stowe, Vermont 05672

E.G. Greenberg                     70 Pine Street
Director & Executive Vice          New York, New York 10270
President

M.R. Greenberg                     70 Pine Street
Director, President & Chief        New York, New York 10270
Executive Officer

Edwin A.G. Manton                  70 Pine Street
Director                           New York, New York 10270

Edward E. Matthews                 70 Pine Street
Director & Senior Vice             New York, New York 10270
President

John J. Roberts                    70 Pine Street
Director                           New York, New York 10270

Robert M. Sandler                  70 Pine Street
Director & Vice President          New York, New York 10270

Howard I. Smith                    70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Ernest E. Stempel                  70 Pine Street
Director                           New York, New York 10270

Thomas R. Tizzio                   70 Pine Street
Director & Senior Vice             New York, New York 10270
President

Edmund S.W. Tse                    1 Stubbs Road
Director & Senior Vice             Hong Kong
President

Gary Nitzsche                      70 Pine Street
Treasurer                          New York, New York 10270

Kathleen E. Shannon                70 Pine Street
Secretary                          New York, New York 10270

                                SUNAMERICA INC.

                                    DIRECTORS


James R. Belardi                   SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Eli Broad                          SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Evan G. Greenberg                  American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

M.R. Greenberg                     American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Jana W. Greer                      SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Gary W. Krat                       SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Edward E. Matthews                 American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Win J. Neuger                      American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

                                   American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Scott L. Robinson                  SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

James W. Rowan                     SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

Howard I. Smith                    American International Group, Inc.
                                   70 Pine Street
                                   New York, New York  10270

Jay S. Wintrob                     SunAmerica Inc.
                                   1 SunAmerica Center
                                   Century City
                                   Los Angeles, California 90067

                                SUNAMERICA INC.

                               EXECUTIVE OFFICERS

Eli Broad                          Chief Executive Officer & President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Jay S. Wintrob                     Vice Chairman & Chief Operating Officer
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

James R. Belardi                   Executive Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Marc H. Gamsin                     Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Susan L. Harris                    Senior Vice President, General Counsel
SunAmerica Inc.                      & Secretary
1 SunAmerica Center
Century City
Los Angeles, California 90067

Jana W. Greer                      Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Gary W. Krat                       Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Scott H. Richland                  Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Scott L. Robinson                   Senior Vice President & Controller
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

James W. Rowan                      Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Michael L. Fowler                   Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

George L. Holdridge, Jr.            Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

N. Scott Gillis                     Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Donald E. Spetner                   Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

David R. Bechtel                    Vice President & Treasurer
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

                       SUNAMERICA LIFE INSURANCE COMPANY

                                   DIRECTORS

Eli Broad                     SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

James R. Belardi              SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

Jana W. Greer                 SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

Susan L. Harris               SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

Peter McMillan                SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

Scott L. Robinson             SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

James W. Rowan                SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

Jay S. Wintrob                SunAmerica Inc.
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067

                       SUNAMERICA LIFE INSURANCE COMPANY

                               EXECUTIVE OFFICERS

Eli Broad                          President & Chief Executive Officer
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Jay S. Wintrob                     Executive Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

James R. Belardi                   Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

N. Scott Gillis                    Senior Vice President & Controller
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Jana W. Greer                      Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Susan L. Harris                    Senior Vice President & Secretary
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Edwin R. Reoliquo                  Senior Vice President & Chief Actuary
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Scott L. Robinson                  Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

James W. Rowan                     Senior Vice President
SunAmerica Inc.
1 Sun America Center
Century City
Los Angeles, California 90067

Victor E. Akin                     Senior Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

J. Franklin Grey                   Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Keith B. Jones                     Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Michael L. Lindquist               Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Gregory M. Outcalt                 Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Scott H. Richland                  Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

Edward P. Nolan                    Vice President
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067

David R. Bechtel                   Vice President & Treasurer
SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, California 90067